EXHIBIT 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Robert L. Denton, Chief Financial Officer of Genius Brands International, Inc., (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1.       the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021	By:	/s/ Robert L. Denton
Robert L. Denton Chief Financial Officer (Principal Financial and Accounting Officer)